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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 1997



                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Georgia
                 (State or Other Jurisdiction of Incorporation)

                                     0-11258
                            (Commission File Number)

                                   58-1521612
                     (I.R.S. Employer Identification Number)

                              515 East Amite Street
                         Jackson, Mississippi 39201-2702
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (601) 360-8600
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

        The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

        Exhibit No.                         Description
        -----------  -----------------------------------------------------------

            1.1 Form of Underwriting Agreement Standard Provisions for Debt Securities, with form of Terms Agreement

            1.2 Terms Agreement dated March 26, 1997, by and among WorldCom, Inc. and Salomon Brothers Inc, Goldman, Sachs
                     & Co., Credit Suisse First Boston and NationsBanc Capital Markets, Inc.

            4.1      Form of 7.55% Senior Note due 2004.

            4.2      Form of 7.75% Senior Note due 2007.

            4.3      Form of 7.75% Senior Note due 2027.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 1997

                                          WORLDCOM, INC.

                                          By: /S/ Scott D. Sullivan
                                              ----------------------------------
                                              Scott D. Sullivan
                                              Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.                              Description
-----------  -------------------------------------------------------------------

   1.1 Form of Underwriting Agreement Standard Provisions for Debt Securities, with form of Terms Agreement

   1.2 Terms Agreement dated March 26, 1997, by and among WorldCom, Inc. and Salomon Brothers Inc, Goldman, Sachs & Co., Credit Suisse First Boston and NationsBanc Capital Markets, Inc.

   4.1       Form of 7.55% Senior Note due 2004.

   4.2       Form of 7.75% Senior Note due 2007.

   4.3       Form of 7.75% Senior Note due 2027.